Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the quarterly report of SES Solar Inc. (the “Company”) on Form 10-Q for the six-month period ended September 30, 2010, as filed with the Securities and Exchange Commission on the date therein specified (the “Report”), I, Philippe Crisafulli, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 22, 2010	By: /s/ PHILIPPE CRISAFULLI

Philippe Crisafulli

Chief Executive Officer